UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 24, 2019

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)
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RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
(Exact Name of Registrant as Specified in Its Charter)
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Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (LR.S. Employer Identification No.)
11250 El Camino Real, Suite 200 San Diego, California	(858) 677-0900 (Registrants' Telephone Number, Including Area Code)	92130 (Zip Code)
Not applicable (Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter)

[_]    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 2.02.    Results of Operations and Financial Condition.
On April 24, 2019, Retail Opportunity Investments Corp. (the "Company") issued an earnings release announcing its financial results for the quarter ended March 31, 2019. A copy of the earnings release is attached as Exhibit 99.1 hereto and incorporated herein by reference. On April 24, 2019, in connection with this earnings release, the Company posted certain supplemental information regarding the Company's operations for the quarter ended March 31, 2019 on its website, www.roireit.net. A copy of the supplemental information is attached as Exhibit 99.2 hereto and incorporated herein by reference.
The information in this Current Report, including the exhibits hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Earnings Release, dated March 31, 2019
99.2	Supplemental Information for the quarter ended March 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RETAIL OPPORTUNITY INVESTMENTS CORP.
Dated: April 24, 2019

By:	/s/ Michael B. Haines Name: Michael B. Haines Title: Chief Financial Officer
RETAIL OPPORTUNITY INVESTMENTS
PARTNERSHIP, LP

By:	RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

By:	/s/ Michael B. Haines Name: Michael B. Haines Title: Chief Financial Officer